SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [x]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[  ]    Preliminary Proxy Statement



[  ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[ x ]   Definitive Proxy Statement



[  ]    Definitive Additional Materials



[  ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


      (Name of Registrant as Specified In Its Charter) Fidelity
      California Municipal Trust II
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



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      (4)   Date Filed:


FIDELITY CALIFORNIA MUNICIPAL
MONEY MARKET FUND
SPARTAN(registered trademark) CALIFORNIA MUNICIPAL MONEY MARKET FUND
FUNDS OF
FIDELITY CALIFORNIA MUNICIPAL TRUST II
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity California Municipal Money Market Fund and Spartan California Municipal Money Market Fund (the funds) will be held at the office of Fidelity California Municipal Trust II (the trust), 82 Devonshire
Street, Boston, Massachusetts 02109   ,     on March 19, 1997, at 9:00 a.m.
The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Price Waterhouse LLP as independent accountants of the trust.
 3. To amend the Trust Instrument to provide dollar-based voting rights for shareholders of the trust.
 4. To adopt a new fundamental investment policy for Fidelity California Municipal Money Market Fund to permit the fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 5. To approve an amended management contract for Fidelity California Municipal Money Market Fund.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 6. To amend the fundamental investment limitation concerning senior securities for each of the funds.
 7. To amend Fidelity California Municipal Money Market Fund's fundamental investment limitation concerning borrowing.
 8. To amend Fidelity California Municipal Money Market Fund's fundamental investment limitation concerning the underwriting of securities.
 The Board of Trustees has fixed the close of business on January 20, 1997 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
January 20, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
FIDELITY CALIFORNI   A MUNICIPAL TRUST II:
    SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND
SPARTAN(registered trademark) CALIFORNIA MUNICIPAL MONEY MARKET FUND
TO BE HELD ON MARCH 19, 1997
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity California Municipal Trust II (the trust) to be used at the Special Meeting of Shareholders of Fidelity California Municipal Money Market Fund and Spartan California Municipal Money Market Fund (the funds) and at any adjournments thereof (the Meeting), to be held on March 19, 1997 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company
(FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about January 20, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by
personal interview by representatives of the trust. In addition,    D. F.
King & Co.     may be paid on a per-call basis to solicit shareholders on
behalf of the funds at an anticipated cost of approximately $4   6    ,566
(Fidelity California Fund), and $15,698 (Spartan California Fund)   .
Fidelity California Fund will pay its expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, and will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. FMR will bear Spartan California Fund's expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, and will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of FMR Texas, Inc. (FMR Texas), subadviser to the funds, is 400 East Las Colinas Boulevard, Irving, Texas 75039.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King
& Co. may be paid on a per-cal   l     basis for vote-by-phone
solicitations on behalf of the funds at an anticipated cost of
approximately $50,322 (Fidelity California Fund) and $16,88   1
(Spartan California Fund). Fidelity California Fund will pay its expenses in connection with telephone voting. FMR will bear Spartan California Fund's expenses in connection with telephone voting. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each fund of the trust issued and outstanding as of    November
30    , 1996 are indicated in the following table:
 Fidelity California Fund    752,993,247
 Spartan California Fund    1,358,292,323
 To the knowledge of the trust, substantial (5% or more) record ownership
of the funds    on     November 30, 1996 was as follows: for Spartan
California Fund   :     National Financial Services Corp.,One World
Financial Center, New York, New York 10281, 218,448,188 shares (16.08%). To
the knowledge of the trust, no    other     shareholder owned of record or
beneficially more than 5% of the outstanding shares of any of the funds on that date.
    Shareholders of record at the close of business on January 20, 1997, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 29, 1996 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED
AUGUST 31, 1996   ,     CALL 1-800-544-8888 OR WRITE TO FIDELITY
DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS
02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF BOTH THE TRUST AND OF EACH FUND OF THE TRUST. APPROVAL OF PROPOSALS 4 THROUGH 8 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
The following tables summarize the proposals applicable to each fund.

Proposal #                                        Proposal Description               Applicable Fund(s)

 1.                                               To elect as Trustees the           Fidelity California Fund
                                                  1   2     nominees presented in    Spartan California Fund
                                                  proposal 1.

 2.                                               To ratify the selection of         Fidelity California Fund
                                                  Price Waterhouse LLP as            Spartan California Fund
                                                  independent accountants
                                                  of the trust.

 3.                                               To amend the Trust                 Fidelity California Fund
                                                  Instrument to provide              Spartan California Fund
                                                  voting rights based on a
                                                  shareholder's total dollar
                                                  investment in a fund,
                                                  rather than on the number
                                                  of shares owned.

 4.                                               To adopt a new                     Fidelity California Fund
                                                  fundamental investment
                                                  policy for the fund that
                                                  would permit it to invest
                                                  all of its assets in another
                                                  open-end investment
                                                  company managed by
                                                  FMR or an affiliate with
                                                  substantially the same
                                                  investment objective and
                                                  policies.

 5.                                               To approve an amended              Fidelity California Fund
                                                  management contract for
                                                  the fund that would
                                                  reduce the management
                                                  fee payable to FMR by
                                                  the fund as FMR's assets
                                                  under management
                                                  increase.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

   Proposal #                                        Proposal Description               Applicable Fund(s)

 6.                                               SENIOR SECURITIES: To              Fidelity California Fund
                                                  amend    each     fund's           Spartan California Fund
                                                  fundamental investment
                                                  limitation concerning the
                                                  issuance of senior
                                                  securities.

 7.                                               BORROWING: To amend                Fidelity California Fund
                                                  the borrowing limitation to
                                                  require a reduction in
                                                  borrowing   s     if borrowings
                                                  exceed the 33 1/3% limit
                                                  for any reason rather than
                                                  solely because of a
                                                  decline in net assets.

 8.                                               UNDERWRITING: To clarify           Fidelity California Fund
                                                  the fundamental policy
                                                  with respect to
                                                  underwriting.


1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Trust Instrument of Fidelity California Municipal Trust II, the Trustees have determined that the number of
Trustees shall be fixed at    twelve    . It is intended that the enclosed
proxy card will be voted for the election as Trustees of the    twelve
nominees listed below, unless such authority has been withheld in the proxy card.
 Except for    Robert M. Gates and     William O. McCoy, all nominees named
below are currently Trustees of Fidelity California Municipal Trust II and have served in that capacity continuously since originally elected or
appointed.    Ralph F.     Cox,    Phyllis Burke     Davis, and    Marvin
L.     Mann        were selected by the trust's Nominating and
Administration Committee (see page ) and were appointed to the Board in November 1991, December 1992, and October 1993, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other
nominees is Fidelity Investments, P.O. Box 9235,    Boston, Massachusetts
02205-9235. Except for Robert M. Gates, Peter S. Lynch, and William O. McCoy, each of the nominees is currently a Trustee or General Partner, as the case may be, of 240 other funds advised by FMR or an affiliate. Mr.
Lynch is currently a Trustee or General Partner, as     the case may be, of
   238     other funds advised by FMR    or an affiliate    .    Messrs.
Gates and McCoy are currently Trustees or General Partners, as the case may be, of 199 other funds advised by FMR or an affiliate.
 In the election of Trustees, those    twelve     nominees receiving the
highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee                  Principal Occupation **                           Year of
(Age)                                                                      Election or
                                                                           Appointmen
                                                                           t

*J. Gary Burkhead        Senior Vice President, is                         1986
 (55)                    President of FMR; and President
                         and a Director of FMR Texas
                         Inc., Fidelity Management &
                         Research (U.K.) Inc., and
                         Fidelity Management &
                         Research (Far East) Inc.

Ralph F. Cox             Management consultant (1994).                     1991
 (64)                    Prior to February 1994, he was
                         President of Greenhill Petroleum
                         Corporation (petroleum
                         exploration and production).
                         Until March 1990, Mr. Cox was
                         President and Chief Operating
                         Officer of Union Pacific
                         Resources Company
                         (exploration and production). He
                         is a Director of Sanifill
                         Corporation (non-hazardous
                         waste, 1993), CH2M Hill
                         Companies (engineering), Rio
                         Grande, Inc. (oil and gas
                         production), and Daniel
                         Industries (petroleum
                         measurement equipment
                         manufacturer). In addition, he is
                         a member of advisory boards of
                         Texas A&M University and the
                         University of Texas at Austin.

Phyllis Burke Davis      Prior to her retirement in                        1992
 (65)                    September 1991, Mrs. Davis
                         was the Senior Vice President of
                         Corporate Affairs of Avon
                         Products, Inc. She is currently a
                         Director of BellSouth
                         Corporation
                         (telecommunications), Eaton
                         Corporation (manufacturing,
                         1991), and the TJX Companies,
                         Inc. (retail stores), and
                         previously served as a Director
                         of Hallmark Cards, Inc.
                         (1985-1991) and Nabisco
                         Brands, Inc. In addition, she is a
                         member of the President's
                         Advisory Council of The
                         University of Vermont School of
                         Business Administration.

   Robert M. Gates       Consultant, author, and lecturer                     ---
    (53)                 (1993). Mr. Gates was Director
                         of the Central Intelligence
                         Agency (CIA) from 1991-1993.
                         From 1989 to 1991, Mr. Gates
                         served as Assistant to the
                         President of the United States
                         and Deputy National Security
                         Advisor. Mr. Gates is currently a
                         Trustee for the Forum For
                         International Policy, a Board
                         Member for the Virginia
                         Neurological Institute, and a
                         Senior Advisor of the Harvard
                         Journal of World Affairs. In
                         addition, Mr. Gates also serves
                         as a member of  the corporate
                         board for Lucas Varity PLC
                         (auto   mo    tive components and
                         diesel engines), Charles Stark
                         Draper Laboratory (non-profit),
                         NACCO Industries, Inc. (mining
                         and manufacturing), and TRW
                         Inc. (original equipment and
                         replacement products).

*Edward C. Johnson       President, is Chairman, Chief                     1968
3d                       Executive Officer and a Director
 (66)                    of FMR Corp.; a Director and
                         Chairman of the Board and of
                         the Executive Committee of
                         FMR; and Chairman and a
                         Director of FMR Texas Inc.,
                         Fidelity Management &
                         Research (U.K.) Inc., and
                         Fidelity Management &
                         Research (Far East) Inc.

E. Bradley Jones         Prior to his retirement in 1984,                  1990
 (69)                    Mr. Jones was Chairman and
                         Chief Executive Officer of LTV
                         Steel Company. He is a Director
                         of TRW Inc. (original equipment
                         and replacement products),
                         Cleveland-Cliffs   ,     Inc   .     (mining),
                         Consolidated Rail Corporation,
                         Birmingham Steel Corporation,
                         and RPM, Inc. (manufacturer of
                         chemical products), and he
                         previously served as a Director
                         of NACCO Industries, Inc.
                         (mining and marketing,
                         1985-1995) and Hyster-Yale
                         Materials Handling, Inc.
                         (1985-1995). In addition, he
                         serves as a Trustee of First
                         Union Real Estate Investments,
                         a Trustee and member of the
                         Executive Committee of the
                         Cleveland Clinic Foundation, a
                         Trustee and member of the
                         Executive Committee of
                         University School (Cleveland),
                         and a Trustee of Cleveland
                         Clinic Florida.

Donald J. Kirk           Executive-in-Residence (1995)                     1987
 (64)                    at Columbia University Graduate
                         School of Business and a
                         financial consultant. From 1987
                         to January 1995, Mr. Kirk was a
                         Professor at Columbia University
                         Graduate School of Business.
                         Prior to 1987, he was Chairman
                         of the Financial Accounting
                         Standards Board. Mr. Kirk is a
                         Director of General Re
                         Corporation (reinsurance), and
                         he previously served as a
                         Director of Valuation Research
                         Corp. (appraisals and
                         valuations, 1993-1995). In
                         addition, he serves as Chairman
                         of the Board of Directors of the
                         National Arts Stabilization Fund,
                         Chairman of the Board of
                         Trustees of the Greenwich
                         Hospital Association, a Member
                         of the Public Oversight Board of
                         the American Institute of
                         Certified Public Accountants'
                         SEC Practice Section (1995),
                         and a Public Governor of the
                         National Association of
                         Securities Dealers, Inc. (1996).

*Peter S. Lynch          Vice Chairman and Director of                     1990
 (54)                    FMR (1992). Prior to May 31,
                         1990, he was a Director of FMR
                         and Executive Vice President of
                         FMR (a position he held until
                         March 31, 1991); Vice President
                         of Fidelity Magellan Fund and
                         FMR Growth Group Leader; and
                         Managing Director of FMR Corp.
                         Mr. Lynch was also Vice
                         President of Fidelity Investments
                         Corporate Services (1991-1992).
                         He is a Director of W.R. Grace &
                         Co. (chemicals) and Morrison
                         Knudsen Corporation
                         (engineering and construction).
                         In addition, he serves as a
                         Trustee of Boston College,
                         Massachusetts Eye & Ear
                         Infirmary, Historic Deerfield
                         (1989) and Society for the
                         Preservation of New England
                         Antiquities, and as an Overseer
                         of the Museum of Fine Arts of
                         Boston.

William O. McCoy         Member of the Advisory Board                         ---
 (63)                    (1996). Vice President of
                         Finance for the University of
                         North Carolina (16-school
                         system, 1995). Prior to his
                         retirement in December 1994,
                         Mr. McCoy was Vice Chairman
                         of the Board of BellSouth
                         Corporation
                         (telecommunications) and
                         President of BellSouth
                         Enterprises. He is currently a
                         Director of Liberty Corporation
                         (holding company), Weeks
                         Corporation of Atlanta (real
                         estate, 1994), and Carolina
                         Power and Light Company
                         (electric utility, 1996). Previously,
                         he was a Director of First
                         American Corporation (bank
                         holding company, 1979-1996). In
                         addition, Mr. McCoy serves as a
                         member of the Board of Visitors
                         for the University of North
                         Carolina at Chapel Hill (1994)
                         and for the Kenan Flager
                         Business School (University of
                         North Carolina at Chapel Hill).

Gerald C. McDonough      Chairman of G.M. Management                       1989
 (68)                    Group (strategic advisory
                         services). Prior to his retirement
                         in July 1988, he was Chairman
                         and Chief Executive Officer of
                         Leaseway Transportation Corp.
                         (physical distribution services).
                         Mr. McDonough is a Director of
                         Brush-Wellman Inc. (metal
                         refining), York International
                         Corp. (air conditioning and
                         refrigeration), Commercial
                         Intertech Corp. (hydraulic
                         systems, building systems, and
                         metal products, 1992), CUNO,
                         Inc. (liquid and gas filtration
                         products, 1996), and Associated
                         Estates Realty Corporation (a
                         real estate investment trust,
                         1993). Mr. McDonough served
                         as a Director of
                         ACME-Cleveland Corp. (metal
                         working, telecommunications,
                         and electronic products) from
                         1987-1996.

Marvin L. Mann           Chairman of the Board,                            1993
 (63)                    President, and Chief Executive
                         Officer of Lexmark International,
                         Inc. (office machines, 1991).
                         Prior to 1991, he held the
                         positions of Vice President of
                         International Business Machines
                         Corporation ("IBM") and
                         President and General Manager
                         of various IBM divisions and
                         subsidiaries. Mr. Mann is a
                         Director of M.A. Hanna
                         Company (chemicals, 1993) and
                         Infomart (marketing services,
                         1991), a Trammell Crow Co. In
                         addition, he serves as the
                         Campaign Vice Chairman of the
                         Tri-State United Way (1993) and
                         is a member of the University of
                         Alabama President's Cabinet.

Thomas R. Williams       President of The Wales Group,                     1989
 (68)                    Inc. (management and financial
                         advisory services). Prior to
                         retiring in 1987, Mr. Williams
                         served as Chairman of the
                         Board of First Wachovia
                         Corporation (bank holding
                         company), and Chairman and
                         Chief Executive Officer of The
                         First National Bank of Atlanta
                         and First Atlanta Corporation
                         (bank holding company). He is
                         currently a Director of BellSouth
                         Corporation
                         (telecommunications), ConAgra,
                         Inc. (agricultural products),
                         Fisher Business Systems, Inc.
                         (computer software), Georgia
                         Power Company (electric utility),
                         Gerber Alley & Associates, Inc.
                         (computer software), National
                         Life Insurance Company of
                         Vermont, American Software,
                         Inc., and AppleSouth, Inc.
                         (restaurants, 1992).


_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of    November 30    , 199   6    , the nominees and officers of the
trust owned, in the aggregate, less than 1% of each fund's outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and
   seven     non-interested Trustees, met eleven times during the twelve months ended February 29, 1996. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of    Trustees     who
are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of
Trustees. Currently,    Mr.     Kirk (Chairman   ) and Mrs. Davis      are
members of the Committee.   If elected, it is anticipated that Mr. McCoy
will also be a member of the Committee    . This Committee overse   e    s
and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the
twelve months ended February 29, 1996, the Committee held    four
meetings.
 The trust's Nominating and Administration Committee is currently composed
of Messrs. McDonough    (Chairman), Jones     and Williams. The Committee
members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as the administrative committee under the Retirement Plan for non-interested Trustees. During the twelve months ended February 29, 1996, the Committee held five meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
    The following table sets forth information describing the compensation of each Trustee of the funds for his or her services as Trustee for the fiscal year ended February 28, 1997, or calendar year ended December 31, 1996, as applicable.
COMPENSATION TABLE

   Trustees                       Aggregate                   Aggregate              Total
                                  Compensation                Compensation           Compensatio
                                  from Fidelity               from Spartan           n
                                  California                  California             from the
                                  Municipal Money             Municipal              Fund
                                  Market Fund***,A,B          Money Market           Complex*,A
                                                              Fund***,A,C

   J. Gary Burkhead**             $ 0                         $ 0                    $ 0

   Ralph F. Cox                    260                         476                    137,700

   Phyllis Burke Davis             256                         469                    134,700

   Richard J. Flynn****            261                         479                    173,200

   Edward C. Johnson               0                           0                      0
   3d**

   E. Bradley Jones                256                         469                    134,700

   Donald J. Kirk                  259                         474                    136,200

   Peter S. Lynch**                0                           0                      0

   Gerald C.                       275                         504                    136,200
   McDonough

   Edward H. Malone****            199                         368                    136,200

   Marvin L. Mann                  255                         466                    134,700

   Thomas R. Williams              259                         474                    136,200

   William O. McCoy*****           214                         396                    85,333


   * Information is as of December 31, 1996 for 235 funds in the complex. ** Interested trustees of the fund are compensated by FMR.
*** Estimated
**** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
***** During the period from May 1, 1996 to the present, William O. McCoy has served as a Member of the Advisory Board.
A Compensation figures include cash, amounts deferred at the election of Trustees, amounts required to be deferred, and a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996, and required to be deferred.
B The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $29, Phyllis Burke Davis, $29, Richard J. Flynn, $0, E. Bradley Jones, $29, Donald J. Kirk, $29, Gerald C. McDonough, $33, Edward H. Malone, $9, Marvin L. Mann, $29, Thomas R. Williams, $29, and William O. McCoy, $20.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $55, Phyllis Burke Davis, $55, Richard J. Flynn, $0, E. Bradley Jones, $55, Donald J. Kirk, $55, Gerald C. McDonough, $61, Edward H. Malone, $17, Marvin L. Mann, $55, Thomas R. Williams, $55, and William O. McCoy, $38.
 Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
 The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the funds' assets, liabilities, and net income per share, and will not obligate the funds to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in such designated securities under the Plan without shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
2. TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees the firm of Price Waterhouse LLP has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Price Waterhouse LLP has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VII, Section 7.01 of the Trust Instrument. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity California Fund and Spartan California Fund are funds of Fidelity California Municipal Trust II, an open-end management investment company organized as a Delaware business trust. Currently, there are two funds in the trust. Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that effect the trust as a whole, such as electing trustees or amending the Trust Instrument. Currently, under the Trust Instrument, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity California Municipal Trust II, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds generally diverge over time. The Staff of the SEC has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. Currently, since there are only money market funds in the trust, the proposal will not affect the voting rights of fund shareholders on votes requiring trust-wide participation since money market funds are managed to maintain a $1.00 NAV. However, if additional funds with fluctuating NAVs are added to the trust, relative voting rights would be changed under the proposal. To illustrate the potentially disproportionate calculation of voting power currently in place, the table below shows a hypothetical example of a trust with funds with fluctuating NAVs.
Fund   Net Asset Value   $1,000
                         investment in
                         terms of
                         number of shares

A      $ 10.00            100.000

B      $ 7.57             132.100

C      $ 10.93            91.491

D      $ 1.00             1,000.000

 For example, Fund D shareholders would have ten times the voting power of Fund A shareholders, because a $1,000 investment in Fund D would buy ten times as many shares as a $1,000 investment in Fund A. Accordingly, a one-share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.
 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue. In this instance, under both the current Trust Instrument and an amended Trust Instrument, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.
 AMENDMENT TO THE TRUST INSTRUMENT. Article VII, Section 7.01 sets forth the method of calculating voting rights for all shareholder votes for the trust. If approved, Article VII, Section 7.01 will be amended as follows (material to be added is underlined and material to be deleted is [bracketed]):
ARTICLE VII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 7.01 The Shareholders shall have power to vote . . . On any matter submitted to a vote of the Shareholders, all Shares shall be voted separately by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and
(ii) when the Trustees have determined that the matter affects the interests of one or more [than one] Series, then the Shareholders of all such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more classes of a Series, in which case any such matters shall be voted on by such class or classes. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] A Shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy, or in any manner provided for in the Bylaws. A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any [of the] Bylaws of the Trust to be taken by Shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended Trust Instrument will become effective immediately. If the proposal is not approved by the shareholders of trust, the Trust Instrument will remain unchanged.
4. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR FIDELITY CALIFORNIA
MUNICIPAL MONEY MARKET FUND PERMITTING THE FUN   D     TO        INVEST ALL
OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, the adoption of a new fundamental investment policy that would permit the fund to invest all of its assets in another open-end investment company managed by FMR or its affiliates or successor with substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of the Master Feeder Fund Structure would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single "master" fund. This proposal would add a fundamental policy for the fund that permits a Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that the fund should invest in a Master Fund, the Trustees believe it could be in the best interests of the fund to adopt such a structure at a future date.
 At present, certain of the fund's fundamental investment policies and limitations would prevent the fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit the fund's assets to be invested in a single Master Fund, without a further vote of shareholders. The Trustees will authorize such an investment only if they determine that action to be in the best interests of the fund and its shareholders and if, upon advice of counsel, they determine that the investment will not have material adverse consequences to the fund. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of the fund that currently prohibit investment in shares of one investment company would not apply to permit the investment in a Master Fund managed by FMR or its affiliates or successor. These policies include the fund's limitations on investing more
than 25% of total assets in an   y     one industry and on acting as an
underwriter.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Master Feeder Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 The fund's method of operation and shareholder services would not be materially affected by its investment in a Master Fund, except that the assets of the fund would be managed as part of a larger pool. Were the fund to invest all of its assets in a Master Fund, it would hold only a single investment security, and the Master Fund would directly invest in individual securities pursuant to its investment objective. The Master Fund
would be managed by FMR or an affiliate, such as FMR Texas   ,     in the
case of a money market fund. The Trustees would retain the right to withdraw the fund's investments from a Master Fund at any time and would do so if the Master Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently. Whenever a Feeder Fund is asked to vote at a shareholder meeting of the Master Fund, the Feeder Fund will hold a meeting of its shareholders if required by applicable law or the Feeder Fund's policies to vote on the matters to be considered at the Master Fund shareholder meeting. The fund will cast its votes at the Master Fund meeting in the same proportion as the fund's shareholders voted at their meeting.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing the fund's assets in a Master Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Master Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Master Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR may benefit from the use of a Master Feeder Fund Structure if overall assets under management are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to the fund may be reduced. If the fund's investment in a Master Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Master Feeder Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow the fund to invest in a Master Fund at a future date, the Trustees recommend that the fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for the fund which states:
 `"The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental investment policies will remain unchanged with respect to potential investment in Master Funds.
5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY CALIFORNIA
   MUNICIPAL MONEY MARKET     FUND.
 The Trustees recommend that the shareholders of the fund approve
amendment   s     to the fund's management contract with    FMR     (the
Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. The Amended Contract also includes a discussion of FMR's ability to use brokers and dealers to execute portfolio transactions. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT). (For information on FMR, see the section entitled "Activities and Management of FMR" on page .)
 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 1 on page . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present
Management Contract    of Fidelity California Municipal Money Market
Fund    " beginning on page .) If approved by shareholders, the Amended
Contract will take effect on April 1, 1997 (or, if later, the first day of the first month following approval) and will remain in effect through May
31, 1997        and thereafter, but only as long as its continuance is
approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and
(ii) the vote of either a majority of the Trustees of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through May 31, 1997 and thereafter only as long as its continuance is approved at least annually by
(i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $120 billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by
FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $120 billion or less. Above $120 billion in assets under FMR's management, the Group Fee Rate declines under the Amended Contact, but not under the Present Contract. However, Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds twelve new fee breakpoints for assets under FMR's management above $120 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management
Contract    of Fidelity California Municipal Money Market Fund    "
beginning on page .)
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT               AMENDED CONTRACT

Average Group                  Average Group

Assets             Present     Assets             Amended

($ billions)       Contract*   ($ billions)       Contract

Over 84            .1500%       84-120            .1500%

                               120-156            .1450%

                               156-192            .1400%

                               192-228            .1350%

                               228-264            .1300%

                               264-300            .1275%

                               300-336            .1250%

                               336-372            .1225%

                               372-408            .1200%

                               408-444            .1175%

                               444-480            .1150%

                               480-516            .1125%

                               Over 516           .1100%

   * Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present     Amended
Assets         Contract*   Contract
($ billions)

150      .1746    %   .   1736    %

200      .1685    %   .   1652    %

250      .1648    %   .1587%

300      .1623    %   .1536%

350      .1605    %   .1494%

400      .1592    %   .1459%

450      .1582    %   .1427%

500      .1574    %   .1399%

550      .1567    %   .1372%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
 Assets under FMR's management for    November     199   6     were
approximately $   447     billion.
 COMPARISON OF MANAGEMENT FEES. For    November     199   6    , average
assets under management by FMR were $   447     billion. The fund's
management fee rate under the Amended Contract would have been
   .3929    %, compared to    .4083    % under the Present Contract. The
management fee rate will remain the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed
$   120     billion, at which point the management fee rate under the
Amended Contract begins to decline relative to the Present Contract. The following chart compares the fund's management fee under the terms of the
Present Contract for the    fiscal year ended February 1996     to the
management fee the fund would have incurred if the Amended Contract had been in effect.
Present Contract     Amended Contract

Management           Management           Percentage

Fee*                 Fee                  Difference

$    3,003,169       $    2,925,181           (2.60    %   )

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
 TRANSACTIONS WITH BROKERS-DEALERS. The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided. If FMR grants investment management authority to a sub-adviser pursuant to a Sub-advisory Agreement, the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below.
 The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund and to its other clients, and conversely, such research provided by broker-dealers who execute transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 The fund has already been authorized by the Board of Trustees, consistent with the federal securities laws and the rules and regulations of the
S   EC    , to place portfolio transactions through broker-dealers who are affiliated with FMR and through broker-dealers who provide research. The Amended Contract expressly recognizes this authority.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The Amended Contract was approved by the Board of Trustees of the fund,
including all of the Independent Trustees   ,     on October 1   7    ,
1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two-month periods from November to December 1995, June to July 1994, September to October 1993, and November to December 1991. The Board of Trustees consider and approve twice every year portfolio transactions with broker-dealers who provide research services to the fund. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their
monthly meetings   ,     Trustees receive materials specifically relating
to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, and (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR,
(e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.
 Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's money market group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 With regard to the section of the proposed contract describing the changes to portfolio transactions, the Trustees considered the value of research provided by the broker-dealers, the quality of the execution services provided, and the level of commissions paid. While the fund does not generally purchase securities through a broker-dealer by paying commissions, the Board of Trustees determined that amending the management contract to expressly recognize the authority of FMR to use affiliated broker-dealers and broker-dealers who provide research services furthers the goal of standardizing management contracts for Fidelity funds, and that explicitly permitting all Fidelity funds to utilize certain broker-dealers is beneficial to the fund.
 CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the addition of the discussion of FMR's ability to use brokers and dealers to execute portfolio transactions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 6 through 8 is to revise several of the funds' investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may
amend a limitation as    it     deem   s     appropriate, without seeking
shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on
the current investment techniques employed by    the     fund, it will
contribute to the overall objectives of standardization.
6. TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATION   S     CONCERNING
THE ISSUANCE OF SENIOR SECURITIES.
    The     Fidelity California Fund's current fundamental investment
limitation regarding the issuance of senior securities states:
 "The fund may not issue senior securities."
    The     Spartan California Fund's current fundamental investment
limitation regarding the issuance of senior securities states:
 "The fund may not issue bonds or any other class of securities preferred over shares of the fund in respect of the fund's assets or earnings, provided that Fidelity California Municipal Trust II may issue additional series of shares in accordance with its Declaration of Trust."
 The Trustees recommend that shareholders     of each     fund vote to
replace    these     limitations with the following    amended
    fundamental investment limitation governing the issuance of senior securities:
 "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The primary purpose of the proposal is to revise each fund's fundamental senior securities limitation to conform to a limitation that is expected to
become standard for    all funds managed by FMR. (See "Adoption of
Standardized Investment Limitations" on page .) If the proposal is approved, the amended fundamental senior securities limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed limitation on senior securities is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests. However, the proposed limitation clarifies that each fund may issue senior securities to the extent permitted under the 1940 Act.
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund, however, is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. Each fund utilizes transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.
7. TO AMEND FIDELITY CALIFORNIA    MUNICIPAL MONEY MARKET     FUND'S
FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.
 The fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that came to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within 3 business days to the extent necessary to comply with the 33 1/3% limitation."
 The Trustees recommend that shareholders of the fund vote to replace
   this     limitation with the following amended fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise the fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which the fund is managed, the investment performance of the the fund, or the securities or instruments in which the the fund invests. However, the proposed fundamental limitation would clarify two points. First, under the proposed limitation, the fund must reduce borrowings that come to exceed 33 1/3% of its total assets for any reason. While under the current limitation, the fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets. Second, the proposed limitation specifically defines "three
days" to exclude Sundays and holidays, while the fund'   s     current
limitation simply states "three business days".
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
8. TO AMEND FIDELITY CALIFORNIA    MUNICIPAL MONEY MARKET     FUND'S
FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.
 The fund's current fundamental investment limitation concerning underwriting states:
 "The fund may not underwrite any issue of securities, except to the extent that the purchase of municipal bonds in accordance with the fund's
investment objective   ,     policies, and limitations, either directly
from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting."
 The    T    rustees recommend that shareholders of the fund vote to
replace this limitation with the following    amended     fundamental
limitation governing underwriting:
 "The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."
 The primary purpose of the proposed amendment is to clarify    that the
fund is not prohibited from selling restricted securities if, as a result of such sale, the fund is considered an underwriter under federal
securities laws.     The proposal also serves to conform the fund's
fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the
proposal is approved, the    amended fundamental underwriting
    limitation    cannot     be changed without the approval of
shareholders.
 The proposed limitation would also broaden the exception within the current limitation by eliminating the specific reference to municipal bonds. However, since the fund, pursuant to its investment objective, seeks to provide investors with a yield exempt from federal income tax, FMR regards it as unlikely under present federal tax laws that the fund will use the broader authority to purchase any securities other than municipal securities and certain derivatives thereof. Nevertheless, by eliminating the reference to municipal bonds, the revised limitation would eliminate any suggestion that the exemption does not apply to notes or other instruments.
 Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Fidelity California Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 2 beginning on page .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Arthur S. Loring, Thomas D. Maher, Kenneth A. Rathgeber, Leonard M. Rush, Thomas J. Simpson, Sarah H. Zenoble, and Deborah F. Watson
are currently officers of the trust and officers or employees of FMR   ,
FMR Texas,     or FMR Corp. With the exception of Mr.        Costello, Mr.
Maher, Mr. Rathgeber, Mr. Rush,    and     Mr. Simpson,  all of these
persons are stockholders of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period    March 1    , 199   5     through    November 30,
1996    ,     no     transactions were entered into by    the     Trustees
and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
ACTIVITIES AND MANAGEMENT OF FMR TEXAS
 FMR Texas is a wholly owned subsidiary of FMR formed in 1989 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments.
 Funds with investment objectives similar to Fidelity California Fund for which FMR has entered into a sub-advisory agreement with FMR Texas, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 2 beginning on page .
 The Directors of FMR Texas are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc. In addition, Mr. Burkhead is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; President and Director of FMR; and President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
PRESENT MANAGEMENT CONTRACT
OF FIDELITY CALIFORNIA    MUNICIPAL MONEY MARKET     FUND
 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract as described in Proposal 5.
 In addition to the management fee payable to FMR, the fund reimburses UMB Bank, n.a. (UMB) for its services as the fund's custodian and transfer agent. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with UMB, pursuant to which UMB bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
 UMB has entered into a sub-contract with Fidelity Service Co   mpany,
Inc.     (FSC), an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing transfer agent and shareholder servicing functions for the fund. Under the sub-contract, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, except proxy statements. FSC also pays all out-of-pocket expenses associated with transfer agent services. Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by UMB on behalf of the fund for the
fiscal year ended    February 29    , 199   6     were $   1,615,117    .
 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
 FMR is the fund's manager pursuant to a management contract dated December
30, 1991, which was approved by    Fidelity     California Municipal Trust,
   as     sole shareholder of the fund on December 30, 1991, pursuant to an
Agreement and Plan of Conversion approved by shareholders of the fund on
October 23, 1991. The terms of the fund's current    management
    contract with FMR duplicate those of its previous    management
contract, which was dated November 1, 1989.
 For the services of FMR under the contract, the fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
    The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average   Annualized   Group    Effective
Group     Fee Rate     Net      Annual
Assets                 Assets   Fee Rate





$0     -     3 billion   .3700%     $ 0.5    .3700%
                                   billion

 3     -     6           .3400      25       .2664

 6     -     9           .3100      50       .2188

 9     -     12          .2800      75       .1986

 12    -     15          .2500      100      .1869

 15    -     18          .2200      125      .1793

 18    -     21          .2000      150      .1736

 21    -     24          .1900      175      .1695

 24    -     30          .1800      200      .1658

 30    -     36          .1750      225      .1629

 36    -     42          .1700      250      .1604

 42    -     48          .1650      275      .1583

 48    -     66          .1600      300      .1565

 66    -     84          .1550      325      .1548

 84    -     120         .1500      350      .1533

120    -     174         .1450      400      .1507

174    -     228         .1400

228    -     282         .1375

282    -     336         .1350

Over   336               .1325



 Under the fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .1500% for average group assets in excess of $84 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for
lower management fee    rates     as FMR's assets under management
increase. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group   Annualized      Group Net      Effective Annual
Assets          Rate            Assets         Fee Rate

120 - $156      .145   0    %   $150 billion   .173   6    %
billion

156 - 192       .1400           175            .1690

192 - 228       .1350           200            .1652

228 - 264       .1300           225            .1618

264 - 300       .1275           250            .1587

300 - 336       .1250           275            .1560

336 - 372       .1225           300            .1536

372 - 408       .1200           325            .1514

408 - 444       .1175           350            .1494

444 - 480       .1150           375            .1476

480 - 516       .1125           400            .1459

Over 516        .1100           425            .1443

                                450            .1427

                                475            .1413

                                500            .1399

                                525            .1385

                                550            .1372

     The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $392 billion of group net assets - the approximate level for February 1996 - was .1464%, which is the weighted average of the respective fee rates for each level of group net assets up to $392 billion.
 The individual fund fee rate is .25%. Based on the average group net assets of the funds advised by FMR for February 1996, the annual management fee rate would be calculated as follows:
Group Fee Rate         Individual Fund         Management Fee
                       Fee Rate                Rate

 .   1464    %    +     .25%              =     .   3964    %

 One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
 During    the     fiscal    year ended February 29,     1996, FMR received
$   2,925,181     for its services as investment adviser to the fund. This
fee was equivalent to    .40    % of the average net assets of the fund.
 FMR may, from time to time, voluntarily reimburse all or a portion of
   the     fund's operating expenses (exclusive of interest, taxes,
brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense
reimbursements by FMR will increase    the     fund's total returns and
yield and repayment of the reimbursement by    the     fund will lower its
total returns and yield.
   SUB-ADVISORY AGREEMENT FOR FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET
FUND
  FMR has entered into a sub-advisory agreement with FMR Texas
   pursuant     to which FMR Texas has primary responsibility for providing portfolio investment management services to the fund. Fidelity California Fund's sub-advisory agreement, dated December 30, 1991, was approved by
   Fidelity     California Municipal Trust as sole shareholder of the fund on December 30, 1991 pursuant to an Agreement and Plan of Conversion approved by shareholders of the fund on October 23, 1991. The terms of the fund's current sub-advisory agreement with FMR Texas duplicate those of its
previous sub-advisory agreement, which was dated    November 1, 1989    .
 Under the sub-advisory agreement, FMR pays FMR Texas fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal year ended February 29, 1996, FMR paid FMR Texas fees of $1,462,591.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with Fidelity Brokerage Services, Inc.
(FBSI), a subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 During    the     fiscal    year ended February 29,    1996 the funds paid
no brokerage commissions to affiliated brokers.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of    Fidelity Service Company, Inc.,
P.O. Box 789, Boston, Massachusetts 02102    , whether other persons are
beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.
EXHIBIT 1
((UNDERLINED)) DISCLOSURE WILL BE ADDED:
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY CALIFORNIA MUNICIPAL TRUST II:
FIDELITY CALIFORNIA [TAX-FREE] ((MUNICIPAL)) MONEY MARKET
[PORTFOLIO] ((FUND))
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 AGREEMENT [made] ((AMENDED and RESTATED)) as of this [30th] day of [December] [1991] 19__, by and between Fidelity California Municipal Trust II, a Delaware business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity California [Tax-free] ((Municipal)) Money Market [Portfolio] ((Fund)) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (((c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee [Rate] and an Individual Fund Fee [Rate].
 (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] ((fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
((Average Net Assets    Annualized Fee Rate (for each
                        level)))

0        -     $ 3 billion   .3700%

3        -     6             .3400

6        -     9             .3100

9        -     12            .2800

12       -     15            .2500

15       -     18            .2200

18       -     21            .2000

21       -     24            .1900

24       -     30            .1800

30       -     36            .1750

36       -     42            .1700

42       -     48            .1650

48       -     66            .1600

66       -     84            .1550

[Over          84            .1500]

((84     -     120 ))        .1500

((120    -     156           .1450))

((156    -     192           .1400))

((192    -     228           .1350))

((228    -     264           .1300))

((264    -     300           .1275))

((300    -     336           .1250))

((336    -     372           .1225))

((372    -     408           .1200))

((408    -     444           .1175))

((444    -     480           .1150))

((480    -     516           .1125))

((Over   -     516           .1100))

 (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .25% [of average daily net assets of the Portfolio].
 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee((
Rate)) shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the [Trust Instrument of the Fund] ((Fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month.
 4. It is understood that the Portfolio will pay all its expenses other than those expressly stated to be payable by the Advisor hereunder, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [June 30] May 31, [1992] 19__ and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's [Trust Instrument] ((Declaration of Trust or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Trust Instrument are separate and distinct from those of any and all other Portfolios.
 8. This Contract shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
    FIDELITY CALIFORNIA MUNICIPAL TRUST II
    on behalf of Fidelity California [Tax-Free]
((Municipal)) Money Market [Portfolio] ((Fund))
  By _________________________________________
        Senior Vice President
   FIDELITY MANAGEMENT & RESEARCH COMPANY
  By _________________________________________
        President
EXHIBIT 1
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                  FISCAL         AVERAGE         RATIO OF NET                     RATIO OF
OBJECTIVE AND FUND          YEAR END (A)   NET ASSETS      ADVISORY FEES                    EXPENSES TO
                                           (MILLIONS)(B)   TO AVERAGE                       AVERAGE NET
                                                           NET ASSETS                       ASSETS (C)(D)
                                                           PAID
                                                           TO FMR (C)

MUNICIPAL MONEY
MARKET ((yen))

Michigan Municipal
Money

 Market                      12/31/95      $ 219.4                          0.40%                            0.63%

Ohio Municipal Money

 Market                      12/31/95       287.0                           0.40                             0.61

Spartan Pennsylvania

 Municipal Money             12/31/95       226.9                           0.50                             0.50
Market

Massachusetts Municipal

 Money Market                1/31/96        779.7                           0.40                             0.60

New York Municipal
Money

 Market                      1/31/96        760.8                           0.40                             0.62

Spartan Massachusetts        1/31/96        461.4                           0.50                             0.50
Municipal Money
Market

Spartan New York
Municipal

 Money Market                1/31/96        605.1                           0.50                             0.50

California Municipal
Money

 Market                      2/29/96        730.8                           0.40                             0.64

Spartan California
Municipal

 Money Market                2/29/96        1,256.0                         0.31*                            0.31*

Institutional Tax-Exempt
Cash Portfolios:
Tax-Exempt:

  Class I                    3/31/96        1,940.2                         0.19*                            0.19*

  Class II                   3/31/96**      0.6                             0.20(dagger)*                    0.35(dagger)*

  Class III                  3/31/96**      2.6                             0.20(dagger)*                    0.45(dagger)*

Daily Money Fund:

 Capital Reserves:

  Municipal Money            7/31/96        131.6                           0.29*                            0.99*
  Market

Spartan Arizona
Municipal

 Money Market                8/31/96        66.9                            0.22*                            0.22*

Spartan Municipal Money      8/31/96        2,280.1                         0.39*                            0.39*
Market

Daily Tax-Exempt Money       10/31/96       521.4                           0.39*                            0.65*

Municipal Money Market       10/31/96      $ 3,673.6                        0.30%                            0.49%

Spartan New Jersey           10/31/96       491.1                           0.35*                            0.35*
Municipal Money
Market

Connecticut Municipal        11/30/96       330.7                           0.40                             0.59
Money Market

New Jersey Municipal         11/30/96       436.4                           0.40                             0.63
Money Market

Spartan Connecticut

 Municipal Money             11/30/96       180.9                           0.50                             0.50
Market

Spartan Florida Municipal

 Money Market                11/30/96       391.7                           0.50                             0.50


(a) All data are as of the fiscal year end noted.
(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
   (d) Does not reflect reduction of custodian and transfer agent expenses due to interest earned on uninvested cash balances, if any.
(dagger) Annualized
** Less than a complete fiscal year
((yen)) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to each fund.









CAM-pxs-0197 CUSIP #316061407/FUND #457
FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND
SPARTAN(registered trademark) CALIFORNIA MUNICIPAL MONEY MARKET FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity California Municipal Money Market Fund and Spartan California Municipal Money Market Fund shareholders will be held in March to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take the time to read the enclosed materials and cast your vote on the yellow proxy cards. PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation.
PROPOSALS THAT AFFECT YOUR FUND.
A summary of each proposal is contained in the enclosed proxy statement beginning on page 3. All of the proposals have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY CALIFORNIA MUNICIPAL TRUST II: FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, Arthur S. Loring,    and Thomas R. Williams    , or any one or
more of them, attorneys, with full power of substitution, to vote all shares of Fidelity California Municipal Trust II: Fidelity California Municipal Money Market Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on March 19, 1997 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #    316061100    /fund#    097

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------------

1.   To elect the 1   2     nominees specified below as         [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis        listed (except as         WITHHOLD
     Burke Davis,    Robert M. Gates,     Edward C. Johnson    marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                       nominees.
     Marvin L. Mann and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



________________________________________________________________________

2.    To ratify the selection of Price Waterhouse  LLP as                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the    T    rust    Instrument     to revise dollar-based    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      voting rights for shareholders of the trust.

4.    To adopt a new fundamental investment policy                          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      permitting the fund to invest all of its assets in another
      open-end        investment company with substantially the
      same investment objective and policies.

5.    To approve an amended management contract.                            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.

6.    To amend the fund's fundamental investment                            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      limitation concerning the issuance of senior securities.

7.    To amend the fund's fundamental investment                            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      limitation concerning borrowing.

8.    To amend the fund's fundamental investment                            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      limitation concerning underwriting.




   CFS-PXC-0197        cusip #    316061100    /fund#    097
Vote this proxy card TODAY!  Your prompt response will
save        the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------------
FIDELITY CALIFORNIA MUNICIPAL TRUST II: SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, Arthur S. Loring,     and Thomas R. Williams    , or any one or
more of them, attorneys, with full power of substitution, to vote all shares of Fidelity California Municipal Trust II: Spartan California Municipal Money Market Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on March 19, 1997 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #    316061407    /fund#    457

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------------

1.   To elect the 1   2     nominees specified below as         [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis        listed (except as         WITHHOLD
     Burke Davis,    Robert M. Gates,     Edward C. Johnson    marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                       nominees.
     Marvin L. Mann and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________

2.          To ratify the selection of Price Waterhouse  LLP as                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
            independent accountants of the trust.

3.          To amend the    T    rust    Instrument     to revise dollar-based    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
            voting rights for shareholders of the trust.

   6    .   To amend the fund's fundamental investment                            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
            limitation concerning the issuance of senior securities.




   SCM-PXC-0197        cusip #    316061407    /fund#    457
Differences between printed and EDGAR versions of enclosed Proxy Statement
1.  Text in printed version which is underscored to show insertions have
been enclosed with ((   )) in the EDGAR version.